SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 6, 2007

DYNEGY ACQUISITION, INC.

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware Illinois	333-139221 1-15659	20-5653152 74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

Dynegy Inc. (“Dynegy”) is participating in the 2007 Credit Suisse Energy Summit to be held in Vail, Colorado, on February 5-9, 2007. Holli Nichols, Executive Vice President and Chief Financial Officer of Dynegy, is scheduled to deliver a presentation on Tuesday, February 6, 2007, beginning at 12:20 p.m. Mountain time/1:20 p.m. Central time. A live simulcast of the presentation, together with the related presentation materials, will be available on the Internet in the “News and Financials” section of www.dynegy.com.

The slide presentation for use by Dynegy in conjunction with the conference is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein. Certain of the slides set forth in Exhibit 99.1 also contain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included to the extent available without unreasonable effort.

WHERE YOU CAN FIND MORE INFORMATION

Dynegy has filed a preliminary proxy statement/prospectus, as amended, with the SEC in connection with the previously announced proposed merger with LS Power. Investors and security holders are urged to carefully read the important information contained in the materials regarding the proposed transaction. Investors and security holders may obtain a copy of the preliminary proxy statement/prospectus, as amended, and other relevant documents, free of charge, at the SEC’s web site at www.sec.gov. Copies of the final proxy statement/prospectus, once it has been filed with the SEC, will also be available, free of charge, on the SEC’s web site, and on Dynegy’s web site at www.dynegy.com and may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 or by calling 713-507-6466.

Dynegy, LS Power and their respective directors, executive officers, partners and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders with respect to the proposed transaction. Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006. Additional information regarding the interests of such potential participants are included in the preliminary proxy statement/prospectus, as amended, and other relevant documents filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
99.1	Dynegy Inc. slide presentation at the Credit Suisse Energy Summit in Vail, Colorado, on February 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY ACQUISITION, INC. (Registrant)

Dated: February 6, 2007	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY INC. (Registrant)

Dated: February 6, 2007	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Document
99.1	Dynegy Inc. slide presentation at the Credit Suisse Energy Summit in Vail, Colorado, on February 6, 2007.